                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 31, 1999
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                    333-71045                   33-0639768
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


     27051 Towne Centre Drive, Suite 200
         Foothill Ranch, California                           92610
   (Address of Principal executive offices)                 (Zip Code)


       Registrant=s Telephone Number, Including Area Code: (949) 465-3500

Item 5.  Other Events.

         Reference is hereby made to the Registrant=s Registration Statement on Form S-3 (File No. 333-71045) filed with the Securities and Exchange Commission (the "Commission") on January 22, 1999, and Amendment No. 1 thereto filed with the Commission on February 12, 1999 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), each dated August 25, 1999, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant=s Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1999-C, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Class A Notes"), Class I Interest Only Auto Loan Backed Notes (the "Class I Notes" and, together with the Class A Notes, the "Notes"), and Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

         The Class A Notes and the Certificates were sold to Chase Securities Inc. ("Chase Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Salomon Smith Barney Inc. ("Salomon" and, together with Chase Securities and Merrill Lynch, the "Underwriters"), and the Class I Notes were sold to Salomon, pursuant to the terms of the Underwriting Agreement dated as of August 25, 1999 (the "Underwriting Agreement") between the Registrant, Chase, as representative of itself, Merrill and Salomon with respect to the Class A Notes and the Certificates, and Salomon, with respect to the Class I Notes. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.4.

         The Notes were issued pursuant to an Indenture dated as of August 1, 1999 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1999-C (the "Issuer" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.10.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of August 1, 1999 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee"), and The Chase Manhattan Bank, as Trust Agent (the "Trust Agent"). A copy of the Trust Agreement is filed herewith as
Exhibit 4.11.

         The Contracts were sold by the Seller to the Trust pursuant to the Sale and Servicing Agreement dated as of August 1, 1999 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.3. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $321,687,160.67 (the "Initial Cut-Off Pool Balance") as of August 1, 1999 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before August 24, 1999 (the "Final Cut-Off Date") with a total principal balance of $78,312,841.00.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance.................................$321,687,160.67

Number of Contracts..................................................26,419

Average principal balance outstanding............................$12,176.36

Average original amount financed.................................$12,290.66

Original amount financed (range)......................$925.96 to $67,650.00

Weighted average APR................................................14.863%

APR (range)...............................................5.900% to 25.980%

Weighted average original term...................................57.09 mos.

Original term (range).........................................12 to 72 mos.

Weighted average remaining term..................................56.27 mos.

Remaining term (range).........................................6 to 72 mos.


                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                                      NUMBER OF       % OF                        % OF INITIAL
                                      INITIAL       INITIAL       PRINCIPAL         CUT-OFF
    APR RANGE                         CONTRACTS    CONTRACTS       BALANCE        POOL BALANCE
    ---------                         ---------    ---------      ---------       ------------
 0.000% to 6.000%.............            3           0.01          43,487.66          0.01

 6.001% to 7.000%.............           25           0.09         369,006.72          0.11

 7.001% to 8.000%.............          689           2.61      10,830,421.35          3.37

 8.001% to 9.000%.............        1,009           3.82      15,021,913.72          4.67

 9.001% to 10.000%............        1,313           4.97      18,082,675.97          5.62

10.001% to 11.000%............        1,246           4.72      16,687,641.95          5.19

11.001% to 12.000%............        1,372           5.19      18,082,128.54          5.62

12.001% to 13.000%............        1,678           6.35      21,540,478.64          6.70

13.001% to 14.000%............        2,326           8.80      30,071,410.83          9.35

14.001% to 15.000%............        2,704          10.24      33,939,776.69         10.55

15.001% to 16.000%............        3,119          11.81      38,650,661.51         12.01

16.001% to 17.000%............        2,871          10.87      34,771,700.86         10.81

17.001% to 18.000%............        2,591           9.81      29,313,294.57          9.11

18.001% to 19.000%............        1,571           5.95      17,095,053.19          5.31

19.001% to 20.000%............        1,302           4.93      13,415,283.92          4.17

20.001% to 21.000%............        1,656           6.27      16,861,165.27          5.24

21.001% to 22.000%............          548           2.07       4,042,631.94          1.26

22.001% to 23.000%............          147           0.56       1,144,996.04          0.36

23.001% to 24.000%............          107           0.41         827,255.09          0.26

24.001% to 25.000%............          139           0.53         878,267.02          0.27

25.001% to 26.000%                        3           0.01          17,909.19          0.01

          Totals..............       26,419        100.00*     321,687,160.67       100.00*

----------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                            NUMBER          % OF                        % OF INITIAL
                          OF INITIAL       INITIAL      PRINCIPAL         CUT-OFF
                          CONTRACTS       CONTRACTS      BALANCE        POOL BALANCE
                          ---------       ---------      -------        ------------
Arizona                     1,063           4.02      12,725,319.08          3.96

California                  7,355          27.84      92,768,582.38         28.84

Colorado                      591           2.24       6,810,909.03          2.12

Delaware                       64           0.24         865,687.42          0.27

Florida                     2,295           8.69      26,705,437.75          8.30

Georgia                     1,711           6.48      21,528,503.94          6.69

Idaho                         274           1.04       2,964,926.85          0.92

Illinois                    1,940           7.34      23,669,197.04          7.36

Indiana                       605           2.29       7,062,270.45          2.20

Iowa                           86           0.33       1,068,100.21          0.33

Kentucky                      133           0.50       1,443,292.83          0.45

Maryland                      456           1.73       5,975,965.14          1.86

Michigan                    1,265           4.79      14,935,680.08          4.64

Mississippi                    15           0.06         159,795.14          0.05

Missouri                       68           0.26         840,116.25          0.26

Montana                         2           0.01           9,342.82          0.00

Nevada                        664           2.51       7,745,099.78          2.41

New Jersey                  1,781           6.74      21,546,981.46          6.70

North Carolina              1,136           4.30      14,235,448.89          4.43

Oklahoma                       95           0.36       1,265,587.95          0.39

Oregon                        737           2.79       8,206,579.22          2.55

Pennsylvania                  554           2.10       6,699,631.56          2.08

South Carolina                496           1.88       5,725,604.42          1.78

Tennessee                     606           2.29       7,657,661.56          2.38

Texas                         636           2.41       7,993,698.77          2.48

Virginia                      783           2.96       9,909,233.19          3.08

Washington                  1,008           3.82      11,168,507.46          3.47

       Totals              26,419        100.00*     321,687,160.67       100.00*

----------------
* Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Final Cut-Off Date:

                    COMPOSITION OF THE SUBSEQUENT CONTRACTS


Aggregate principal balance..................................$78,312,841.00

Number of Contracts...................................................6,403

Average principal balance outstanding............................$12,230.65

Average original amount financed.................................$12,233.77

Original amount financed (range)....................$1,482.00 to $50,000.00

Weighted average APR.................................................14.65%

APR (range).................................................6.49% to 25.00%

Weighted average original term...................................57.06 mos.

Original term (range).........................................12 to 72 mos.

Weighted average remaining term..................................56.91 mos.

 Remaining term (range).......................................11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS

                        NUMBER OF       % OF                             % OF FINAL
                        SUBSEQUENT    SUBSEQUENT        PRINCIPAL          CUT-OFF
    APR RANGE           CONTRACTS      CONTRACTS         BALANCE         POOL BALANCE
    ---------           ----------    ----------        ---------        ------------
 0.000% to 7.000%            2             .03        $    27,567.46         0.04

 7.001% to 8.000%          190            2.97          2,984,595.66         3.81

 8.001% to 9.000%          286            4.47          4,542,557.75         5.80

 9.001% to 10.000%         361            5.64          5,142,646.12         6.57

10.001% to 11.000%         338            5.28          4,661,671.55         5.95

11.001% to 12.000%         394            6.15          5,273,730.25         6.73

12.001% to 13.000%         396            6.18          5,005,800.84         6.39

13.001% to 14.000%         467            7.29          5,934,519.72         7.58

14.001% to 15.000%         654           10.21          8,216,426.80        10.49

15.001% to 16.000%         723           11.29          9,025,536.79        11.52

16.001% to 17.000%         627            9.79          7,334,901.45         9.37

17.001% to 18.000%         639            9.98          7,117,208.66         9.09

18.001% to 19.000%         424            6.62          4,449,958.39         5.68

19.001% to 20.000%         301            4.70          3,094,687.38         3.95

20.001% to 21.000%         371            5.79          3,852,440.50         4.92

Over 21.000%               230            3.59          1,648,591.68         2.11
                         -----          ------        --------------       ------

          Totals         6,403          100.00*       $78,312,841.00       100.00*

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                     NUMBER OF        % OF                                % OF
                     SUBSEQUENT     SUBSEQUENT         PRINCIPAL      FINAL CUT-OFF
                     CONTRACTS      CONTRACTS           BALANCE       POOL BALANCE
                     ---------      ---------           -------       ------------
Arizona                  267            4.17          3,068,444.44         3.92

California             1,765           27.57         23,141,618.13        29.55

Colorado                 173            2.70          2,011,419.35         2.57

Florida                  549            8.57          6,319,849.47         8.07

Georgia                  433            6.76          5,181,758.28         6.62

Idaho                     60            0.94            678,600.98         0.87

Illinois                 463            7.23          5,739,859.68         7.33

Indiana                  106            1.66          1,188,381.13         1.52

Iowa                      43            0.67            507,722.62         0.65

Kentucky                  55            0.86            676,428.76         0.86

Maryland                 142            2.22          1,896,014.65         2.42

Michigan                 284            4.44          3,314,080.92         4.23

Mississippi                2            0.03             31,480.54         0.04

Missouri                  32            0.50            359,581.13         0.46

Montana                    3            0.05             36,847.98         0.05

Nevada                   184            2.87          2,243,698.54         2.87

New Jersey               480            7.50          5,812,388.49         7.42

North Carolina           288            4.50          3,601,098.23         4.60

Oklahoma                  28            0.44            339,807.61         0.43

Oregon                   167            2.61          1,686,443.53         2.15

South Carolina           130            2.03          1,401,539.93         1.79

Tennessee                132            2.06          1,684,602.23         2.15

Texas                    131            2.05          1,603,204.43         2.05

Virginia                 221            3.45          2,787,891.99         3.56

Washington               265            4.14          3,000,077.96         3.83
                       -----          ------        --------------       ------

          Totals       6,403          100.00*       $78,312,841.00       100.00*

----------------
* Percentages may not add to 100% because of rounding.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                     1.4 Underwriting Agreement dated as of August 25, 1999 by and among the Registrant and the Underwriters

                     4.10 Indenture dated as of August 1, 1999 between Onyx Acceptance Owner Trust 1999-C and The Chase Manhattan Bank, as Indenture Trustee

                     4.11 Trust Agreement dated as of August 1, 1999 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

                    10.3 Sale and Servicing Agreement dated as of August 1, 1999 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ONYX ACCEPTANCE FINANCIAL
                                            CORPORATION



September 14, 1999                      By: /s/ DON P. DUFFY
                                           -------------------------------------
                                           Don P. Duffy,
                                           Executive Vice President

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   1.4 Underwriting Agreement dated as of August 25, 1999 by and among the Registrant and the Underwriters

   4.10 Indenture dated as of August 1, 1999 between Onyx Acceptance Owner Trust 1999-C and The Chase Manhattan Bank, as Indenture Trustee

   4.11 Trust Agreement dated as of August 1, 1999 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

  10.3 Sale and Servicing Agreement dated as of August 1, 1999 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent